SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 August 11, 1999



Commission     Registrant, State of Incorporation,           I.R.S. Employer
File Number    Address and Telephone Number                  Identification No.
-----------    ----------------------------------            ------------------

1-446          Metropolitan Edison Company                         23-0870160
               (a Pennsylvania corporation)
               2800 Pottsville Pike
               Reading, Pennsylvania 19640-0001
               Telephone (610) 929-3601



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ITEM 5.     OTHER EVENTS.
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      On August 11, 1999,  Metropolitan  Edison Company (the "Company")  entered into a Selling Agency Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN-AMRO Incorporated, as agents (the "Agents"), providing for the issuance and sale of up to $150,000,000 aggregate principal amount of Medium Term Notes, Series D. Reference is made to the Company's Prospectus, dated August 11, 1999, for further information regarding the offering, including the use of proceeds.




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           -------------------------------------------------------------------
      (c)   Exhibit

            1. Selling Agency Agreement, dated August 11, 1999, between Metropolitan Edison Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN-AMRO Incorporated, as agents.





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                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                              METROPOLITAN EDISON COMPANY



                             By:   /s/ T. G. Howson
                                   -----------------------------
                                   T. G. Howson, Vice President
                                   and Treasurer


Date:   August 18, 1999




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